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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): JANUARY 30, 2003




                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)




                       See Table of Additional Registrants


          DELAWARE                              333-56239-01                            43-1144353
(State or other jurisdiction of           (Commission File Number)            (I.R.S. Employer Identification
 incorporation or organization)                                                             Number)

                      130 SOUTH JEFFERSON STREET, SUITE 300
                             CHICAGO, ILLINOIS 60661
                                 (312) 798-1200
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                                       JURISDICTION OF        COMMISSION        IRS EMPLOYER
                    NAME                INCORPORATION         FILE NUMBER    IDENTIFICATION NO.
           -----------------------    -----------------      -------------  -------------------
           La Petite Academy, Inc.        Delaware             333-56239         43-1243221


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ITEM 5.            OTHER EVENTS

         As previously disclosed, the Company was not in compliance with certain of the financial covenants contained in the Credit Agreement for the third quarter ended April 6, 2002 and had received limited waivers thereunder on May 20, 2002 and August 15, 2002 through the periods ended August 15, 2002 and September 30, 2002, respectively. In addition, the Company was not in compliance with certain of the financial and informational covenants contained in the Credit Agreement for the fourth quarter ended June 29, 2002. On September 30, 2002, the Company and its parent, LPA Holding Corp., received a limited waiver of noncompliance with such financial and informational covenants through the period ended November 1, 2002. On November 1, 2002, the Company obtained an extension of the September 30, 2002 waiver. On November 15, 2002, the Company obtained a second extension of the September 30, 2002 waiver. On December 2, 2002, the Company obtained a third extension of the September 30, 2002 waiver. On December 6, 2002, the Company obtained a fourth extension of the September 30, 2002 waiver. In addition, the Company was not in compliance with certain of the financial and informational covenants contained in the Credit Agreement for the first quarter ended September 30, 2002. On December 16, 2002, the Company and its parent, LPA Holding Corp., received a limited waiver of noncompliance with the foregoing financial and informational covenants. The limited waiver received on December 16, 2002 provides that the lenders will not exercise their rights and remedies under the Credit Agreement with respect to such non-compliance during the period through January 30, 2003. In addition, the Company expects that it will not be able to comply with certain of the financial covenants contained in the Credit Agreement for the second quarter of fiscal 2003. On January 30, 2003, the Company obtained an extension of the December 16, 2002 limited waiver. The extension received on January 30, 2003, provides that the lenders will not exercise their rights and remedies under the Credit Agreement with respect to such non-compliance during the period through February 7, 2003. The Company and LPA Holding Corp. expect to continue discussions with the lenders under the Credit Agreement (a) to obtain a permanent waiver of the financial covenant non-compliance for the quarterly periods ending April 6, 2002, June 29, 2002, and October 19, 2002, (b) to obtain a permanent waiver of the covenant non-compliance occurring in connection with the Company's restatement of its financial statements for prior periods, (c) to obtain a permanent waiver of the informational covenant non-compliance, and (d) to amend its financial and other covenants, commencing with the quarterly period ending on January 11, 2003, based on the Company's current operating conditions and projections. There can be no assurance that the Company will be able to obtain such a permanent waiver and/or amendment to the Credit Agreement. The failure to do so would have a material adverse effect on the Company.

         A copy of the extension of limited waiver dated January 30, 2003, is attached hereto as Exhibit 10.2, and is incorporated herein by reference.


ITEM 7.            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                   EXHIBITS

(c)                Exhibits

Number             Description of Exhibits


10.1 First Extension to Fourth Limited Waiver dated as of January 30, 2003, to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  LPA HOLDING CORP.

Dated: February 5, 2003           /s/  Michael F. Czlonka

                                  By:  Michael F. Czlonka
                                       -------------------

                                  Chief Financial Officer and Secretary and duly authorized representative of the registrant



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  LA PETITE ACADEMY, INC.

Dated: February 5, 2003           /s/  Michael F. Czlonka

                                  By:  Michael F. Czlonka
                                       -------------------

                                  Chief Financial Officer and Secretary and duly authorized representative of the registrant

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                                  EXHIBIT INDEX


Exhibit Number   Description of Exhibits
--------------   -----------------------

10.1 First Extension to Fourth Limited Waiver dated as of January 30, 2003, to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.